UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 18, 2015

Triple-S Management Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Puerto Rico	000-49762	66-0555678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico		00920
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	787-749-4949

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 18, 2015, Triple-S Management Corporation (the "Company") announced that Ramón M. Ruiz-Comas, the President and Chief Executive Officer of Triple-S Management Corporation and a member of its Board of Directors, will be retiring effective January 1, 2016. Mr. Ruiz-Comas will remain as President and Chief Executive Officer of the Company and as a member of its Board of Directors until December 31, 2015.

(c), (d) Also on May 18, 2015, the Company announced the appointment of Roberto García-Rodríguez, the Company’s Chief Operating Officer, as successor to the office of President and Chief Executive Officer of the Company, effective January 1, 2016. Mr. García-Rodríguez’s compensation as President and Chief Executive Officer of the Company will be determined at a later date.

Pursuant to the Company’s articles of incorporation, Mr. García-Rodríguez will also be a director of the Company by virtue of being the Company’s President and Chief Executive Officer. His term as a director will begin on January 1, 2016, upon the effectiveness of his designation as President and Chief Executive Officer. Mr. García-Rodríguez will not receive any additional compensation for serving as a director and is not expected to be a member of any board committee.

Mr. García-Rodríguez, age 51, joined the Company in 2008 and has held positions of increasing responsibility and scope, including General Counsel, Corporate Secretary and Chief Operating Officer. In his current role, he reports directly to Mr. Ruiz-Comas, oversees all operational matters and spearheads the multi-year strategic transformation program now underway at Triple-S.

Item 8.01 Other Events.

On May 18, 2015, the Company issued a press release announcing the retirement of Mr. Ruiz-Comas and the appointment of Mr. García-Rodríguez. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press release of the Company dated May 18, 2015, announcing the retirement of Mr. Ramón M. Ruiz-Comas and the appointment of Mr. Roberto García-Rodríguez.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Triple-S Management Corporation

May 19, 2015	By:	Ramón M. Ruiz-Comas

Name: Ramón M. Ruiz-Comas
Title: President & Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of the Company dated May 18, 2015, announcing the retirement of Mr. Ramón M. Ruiz-Comas and the appointment of Mr. Roberto García-Rodríguez.